FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 30, 2006
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2006

      This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2006. Please review these matters carefully.

FIRST EAGLE FUND OF AMERICA

      The First Eagle Fund of America (the “Fund”) currently is subject to an investment restriction limiting its investments in “repurchase agreements” to no more than 5% of the Fund's net assets. A repurchase agreement, by way of background, typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully collateralized by government obligations or other debt securities. The agreement requires that the purchaser (in this case, the Fund) sell the underlying securities back to the institution at a specified price and at a fixed time in the future. The difference between the purchase price paid and the agreed upon resale price is effectively interest earned by the purchaser under the investment contract. Because the agreed upon resale price is usually no more than seven days from the purchase date, entering into a repurchase agreement is sometimes viewed by the purchaser as a short-term investment option for cash balances.

      So as to permit the Fund greater flexibility in making short-term investments, the Board of Trustees has removed the 5% limitation described in the preceding paragraph, effective July 15, 2006. Thus, on and after that date, the last sentence of the third paragraph of the section of the Statement of Additional Information entitled “Additional Policies Applicable to the First Eagle Fund of America” (i.e., the third full paragraph beginning on page 8) is removed and should be disregarded.

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      The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2006. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Statement of Additional Information entitled “Additional Policies Applicable to the First Eagle Fund of America.”